UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 30, 2015

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4400 West 78th Street – Suite 520

Minneapolis, Minnesota 55435

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Bonus Pool Award Agreements

On April 30, 2015, Apogee Enterprises, Inc. (the “Company”) entered into a Bonus Pool Award Agreement with each of the executive officers listed below, which sets forth the terms and conditions pursuant to which the executive officer may receive an annual bonus award for the Company’s fiscal year ending February 27, 2016 under the shareholder-approved Apogee Enterprises, Inc. 2012 Executive Management Incentive Plan (the “Executive MIP”), a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 27, 2012. The agreement provides that the executive officer’s right to receive an annual cash bonus award will be determined based on the attainment of certain pre-set performance metrics for fiscal 2016. Any award received will not be taken into account when determining an executive officer’s compensation for purposes of determining benefits under any benefit, pension or retirement plan of the Company, or under any agreement between the Company and the executive officer.

The financial performance metric to be used to establish the bonus pool under the Executive MIP for fiscal 2016 is operating income. The performance metrics to be used for determining awards under the Executive MIP for fiscal 2016 for the executive officers listed below are net sales, earnings before taxes and days working capital. The table below sets forth certain information with respect to fiscal 2016 annual bonus award payout ranges as a percentage of fiscal 2016 salary for the listed executive officers based on performance at the threshold, target and maximum performance levels.

		Fiscal 2016 Annual Cash Incentive Compensation
Name	Position	Payout Range as a Percentage of Salary (%)	Threshold Payout as a Percentage of Salary (%)(1)	Target Payout as a Percentage of Salary (%)(2)	Maximum Payout as a Percentage of Salary (%)(3)
Joseph F. Puishys	Chief Executive Officer and President	0 – 210.00	5.25	105.00	210.00
James S. Porter	Chief Financial Officer	0 – 150.00	3.75	75.00	150.00
Patricia A. Beithon	General Counsel and Corporate Secretary	0 – 120.00	3.00	60.00	120.00
John A. Klein	Senior Vice President, Operations and Supply Chain Management	0 – 80.00	2.00	40.00	80.00
Gary R. Johnson	Vice President and Treasurer	0 – 80.00	2.00	40.00	80.00

(1)	Assumes threshold performance level is achieved for only the performance metric with the lowest weighting and is not achieved for any other performance metric.
(2)	Assumes target performance level is achieved for all performance metrics.
(3)	Assumes maximum performance level is achieved or exceeded for all performance metrics.

In the event an executive officer’s employment is terminated during a fiscal year for any reason other than Disability or Retirement (as such terms are defined in the agreement) or death, the agreement provides that the executive officer will forfeit any and all rights under the Executive MIP and the agreement relating to such fiscal year. In accordance with the agreement, if an executive officer’s employment with the Company is terminated during the fiscal year as a result of Disability, Retirement or death, the executive officer, or the executive officer’s estate, as applicable, will receive a pro-rata cash payment after the end of the fiscal year to the extent that the threshold, target or maximum performance level of the performance metric is achieved.

All awards under the Executive MIP are subject to forfeiture or recoupment if the Board of Directors of the Company (the “Board”), in its sole discretion, determines that events have occurred that are covered by the Company’s Clawback Policy and that forfeiture or recoupment is appropriate.

The form of Bonus Pool Award Agreement used in connection with annual bonus awards under the Executive MIP, including the awards to executive officers listed above, a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Form 8-K filed on May 5, 2014 (the “Form of Bonus Pool Award Agreement”), is incorporated herein by reference.

Time-Based Restricted Stock Awards

At meetings of the Company’s Compensation Committee (the “Committee”) and the Board held on April 30, 2015, the executive officers listed below were awarded shares of time-based restricted stock in the amounts indicated below:

Name	Position	Number of Shares of Restricted Stock Awarded	Fully Vested Date
Joseph F. Puishys	Chief Executive Officer and President	18,705	4/30/2018
James S. Porter	Chief Financial Officer	4,641	4/30/2018
Patricia A. Beithon	General Counsel and Corporate Secretary	3,010	4/30/2018
John A. Klein	Senior Vice President, Operations and Supply Chain Management	1,511	4/30/2018
Gary R. Johnson	Vice President and Treasurer	1,442	4/30/2018

Such restricted stock awards were made pursuant to the shareholder-approved Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011) (the “Stock Incentive Plan”), a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 28, 2011.

The shares of restricted stock vest in three equal annual installments commencing on the first anniversary date of such grant (such three-year period is referred to herein as the “Restricted Period”). In the event the executive officer’s employment is terminated prior to the end of the Restricted Period by reason of Retirement (as defined in the agreement) or involuntary termination without Cause (as defined in the agreement), the Committee has the right to cause the remaining unvested shares to be accelerated as of the date of such Retirement or involuntary termination without Cause. In the event the executive officer’s employment is terminated prior to the end of the Restricted Period by reason of Disability (as defined in the agreement) or death, the shares of restricted stock will become immediately vested in full.

In the event of a Change in Control (as defined in the Stock Incentive Plan) during the Restricted Period and the executive officer’s employment is simultaneously or subsequently terminated by the Company without Cause or by the executive officer for Good Reason (as defined in the agreement) during the Restricted Period, the restrictions with respect to all of the shares held by the executive officer at the time of termination shall lapse and the shares shall immediately vest as of the date of such termination of employment.

The form of Restricted Stock Agreement used in connection with restricted stock awards under the Stock Incentive Plan, including the awards to the executive officers listed above, a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 2, 2011 (the “Form of Restricted Stock Agreement”), is incorporated herein by reference.

CEO Evaluation-Based Retention Incentive Agreement

On April 30, 2015, the Board made a performance-based retention incentive award to Joseph F. Puishys, the Company’s Chief Executive Officer, and approved a form of CEO evaluation-based performance retention incentive agreement (the “CEO Evaluation-Based Retention Incentive Agreement”).

The CEO Evaluation-Based Retention Incentive Agreement establishes a one-year, evaluation-based performance award under the shareholder-approved Apogee Enterprises, Inc. 2012 Executive Management Incentive Plan (the “Executive MIP”), a copy of which is on file with the Securities and Exchange Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 27, 2012. Under the CEO Evaluation-Based Retention Incentive Agreement, the amount of the award earned, if any, will be based upon the average rating Mr. Puishys receives on the annual performance evaluation conducted by the Board and the amount of the award earned will then be deferred into the 2011 Deferred Compensation Plan. The Board may award Mr. Puishys a percentage of the bonus pool that the Committee will establish each year. The bonus pool will be set as a percentage of a financial performance metric selected by the Committee. The financial performance metric used to establish the bonus pool under the Executive MIP for fiscal 2016 is operating income. The performance evaluation criteria for fiscal 2016 for Mr. Puishys are based upon succession planning, strategic portfolio review, sales growth, IT and operational security risk mitigation and cost management.

All of the award earned will then be deferred under the 2011 Deferred Compensation Plan. The amount deferred is forfeitable unless Mr. Puishys remains employed until April 28, 2019 (the “Evaluation-Based Retention Period”). In the event Mr. Puishys’ employment is terminated prior to the end of the Evaluation-Based Retention Period, the amount awarded pursuant to the CEO Evaluation-Based Retention Incentive Agreement shall be immediately and irrevocably forfeited. In the case of Mr. Puishys’ death or disability, Mr. Puishys, or his estate, as applicable, shall receive a pro-rata portion of the award. In the case of a Change in Control, as defined in the CEO Evaluation-Based Retention Incentive Agreement, the Evaluation-Based Retention Period shall end on the date of the Change in Control, and the award shall be adjusted by the Committee in its sole discretion. The award shall be subject to the Company’s Clawback Policy.

Under the CEO Evaluation-Based Retention Incentive Agreement, Mr. Puishys may receive an award of up to 59.4% of the 2016 Bonus Pool that the Committee has established. If our Board determines that Mr. Puishys has met or exceeded his performance evaluation criteria for fiscal 2016, Mr. Puishys will earn an award ranging from $211,250 at target up to $422,500 at maximum. There is no threshold performance level for an award under the CEO Evaluation-Based Retention Incentive Agreement; however, the Committee may determine, in its sole discretion, to reduce the award or that no award should be made.

The Form of CEO Evaluation-Based Retention Incentive Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of Bonus Pool Award Agreement under the Apogee Enterprises, Inc. 2012 Executive Management Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 5, 2014).

10.2	Form of Restricted Stock Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011) (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 2, 2011).

10.3	Form of CEO Evaluation-Based Retention Incentive Agreement under the Apogee Enterprises, Inc. 2012 Executive Management Incentive Plan.*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Patricia A. Beithon
Patricia A. Beithon
General Counsel and Secretary

Date: May 6, 2015

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Bonus Pool Award Agreement under the Apogee Enterprises, Inc. 2012 Executive Management Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 5, 2014).

10.2	Form of Restricted Stock Agreement under the Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011) (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on May 2, 2011).

10.3	Form of CEO Evaluation-Based Retention Incentive Agreement under the Apogee Enterprises, Inc. 2012 Executive Management Incentive Plan.*

*	Filed herewith